EXHIBIT 10.19


                                SECOND AMENDMENT
                                     TO THE
                      RESTATED EXECUTIVE SERVICES AGREEMENT
                                       OF
                                 EARL McPHERSON


         THIS SECOND AMENDMENT TO THE RESTATED EXECUTIVE SERVICES AGREEMENT OF EARL McPHERSON is made as of January 1, 1999, by an among ESSEX SAVINGS BANK, FSB and ESSEX FIRST MORTGAGE CORPORATION (collectively the "Employers") and EARL McPHERSON (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Employers and the Employee entered into a Restated Executive Services Agreement dated as of January 1, 1998 (the "Agreement"), which Agreement was subsequently amended; and

         WHEREAS, Employers and Employee desire to further amend the Agreement to clarify the definition of a "change in control."

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Employers and the Employee agree to amend the Employment Agreement as follows:

         1. The last sentence of Section 11(b) of the Employment Agreement is amended to read in its entirety as follows:

                  Any provision herein to the contrary notwithstanding, no Change in Control shall be deemed to occur as a result of :
                  (1) any transaction prior to January 1, 1999; (2) any purchase, transfer or other disposition of the Series B and Series C preferred shares of Bancorp; (3) any exercise, conversion, transfer of warrants or options of Bancorp which were issued prior to 1996 (and any such exercise, conversion or transfer shall be disregarded in determining whether a Change in Control has occurred); and/or (4) any issuance by Bancorp of additional shares or other securities on or after January 1, 1999.



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         2. Except as provided  above,  the  Agreement  is hereby  ratified  and confirmed in all respects.

                                 ESSEX SAVINGS BANK, FSB



                                 By:  /s/ Gene D. Ross
                                    -----------------------------
                                          Its:  President


                                 ESSEX FIRST MORTGAGE CORPORATION



                                 By:  /s/ Gene D. Ross
                                    -----------------------------
                                          Its:  Chairman/Director



                                 /s/ EARL McPHERSON
                                 --------------------------------